As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
 (Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
 (Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
 (Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2015 to May 31, 2016

Item 1. Reports to Stockholders.

YCG ENHANCED FUND
a series of the YCG Funds

Semi-Annual Report
May 31, 2016	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the six month period ending May 31, 2016, the YCG Enhanced Fund (the “Fund”) achieved a total return of 2.25%. During the same time period, the S&P 500 Index had a total return of 1.93%. The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
Aon PLC	Cie Financiere Richemont SA – ADR
Colgate-Palmolive Co.	Express Scripts Holdings Co.
Procter & Gamble Co.	Discovery Communications, Inc.
MSCI, Inc.	Wells Fargo & Co.
The Hershey Co.	The Charles Schwab Corp.

The Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that six months is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

The S&P 500 index finished calendar year 2015 with a late surge that enabled it to eke out a positive 1.38% total return, marking the seventh consecutive year of positive returns since the crash of 2008. Then, starting 2016 off with a bang (or perhaps, more accurately, with a whimper), the S&P 500 declined by more than 10% over its first twelve trading days, the second worst start in the history of the index.1    At the time, many commentators argued that this dubious distinction portended much more pain for the remainder of the year. We remained unconvinced, holding firm to our oft-stated view that markets are unpredictable in the short run, but, over the long term, equity ownership should continue to be the best way to grow wealth. The market then surprised almost everyone and proceeded to rally all the way back and, as of the end of May, was firmly in positive territory year-to-date.  We believe this swift, largely unexpected rebound is yet another piece of evidence that supports our strategy of being agnostic about the short term movements of the market and of remaining fully invested as long as we can find businesses priced at levels that we believe will generate attractive risk-adjusted forward rates of return.

We also believe the fear-driven response of many market participants to the sharp correction at the beginning of the year is emblematic of a more generalized misappraisal of the probability of a global financial crisis of 2007-2008 (the “Global

_______________

[1]	See http://qz.com/598758/it-really-is-the-stock-markets-worst-year-ever/.

YCG Enhanced Fund

Financial Crisis”) reoccurrence. As behavioral finance researchers have discovered, the heuristics we use to judge risks are not well equipped for the modern world. One of the most important heuristics that leads us astray is the availability heuristic, which is our mental shorthand for estimating probabilities. Basically, we estimate the probability of an event based on the number of examples that immediately come to mind. The number of examples that come to mind depends on many factors, but two of the most important, and most error prone, are recency and saliency. If an event was recent and/or very memorable, we will likely overestimate the probability of it reoccurring, especially if the event is rare. Thus, people massively overestimate the probability of earthquakes, terrorist attacks, and plane crashes, both in general and particularly after they occur. On the other hand, people generally underestimate the probability of fatal car crashes because, while they are far more likely, it’s harder for most people to recall specific examples since they are so common that we don’t mentally catalogue each discrete event.

Estimates about the probability of a repeat of the Global Financial Crisis fit into this framework perfectly. The Global Financial Crisis occurred quite recently on the timescale of 1- or 2-in-100 hundred year events and was incredibly salient because of the depth of the losses and the widespread panic it engendered. Thus, a recurrence is likely, in our view, to be similarly overestimated. We can see this impact in the portfolio insurance market. Before the crisis, portfolio insurance on mortgage-backed securities and banks was incredibly cheap and made many millions for the people who bought this insurance. Now, there are movies about these people and huge numbers of investors buying all kinds of insurance, all trying to get their own big score or to potentially protect their portfolio from financial ruin. Whether it’s hedges against Japan’s currency weakening or credit default swaps on European bonds or financial instruments that pay off in the event of a student loan market meltdown, Wall Street these days almost always has a “cheap” insurance product for sale.

A kind of mirror image of the overvaluation of portfolio insurance is the undervaluation, in our opinion, of the U.S. banks.  Because of the losses and emotional trauma that many bank stock investors experienced during the Global Financial Crisis, the current conventional wisdom is that banks are unanalyzable, fragile institutions that have to take big risks with lots of leverage in order to potentially make good profits.  While it’s true that management teams can make the banking business complex and risky if they chase after the last dollar of profit through reckless means or use extreme amounts of leverage, we believe, contrary to the conventional wisdom, that banks can make very good returns on equity with fairly low risk if they keep their activities simple and focus on improving their numerous structural advantages. Wells Fargo, the bank we’ve chosen to own, is a great example of a simply run bank that historically has generated wonderful returns for shareholders over time.

YCG Enhanced Fund

Wells Fargo

Wells Fargo is the fourth largest bank in the United States, with over $1.8 trillion in assets and $1.2 trillion in client deposits as of March 31, 2016. Wells Fargo generates income by using the deposits of its banking clients to make mortgage, commercial, industrial, and other types of loans to corporations, small businesses, and individuals. In addition, it invests some of this money into corporate, government, and asset-backed debt securities. It then makes a spread on the difference between the rate of return it receives on investments and loans and the rate of interest it must pay out to its depositors. Additionally, Wells Fargo generates a large amount of income off of fees it charges for the various banking services it provides.

The reason borrowing money and then lending or investing it is such a good business for Wells Fargo, and for most other banks as well, is because of the advantaged borrowing costs banks have relative to other borrowers. If a non-bank corporation wanted to make the loans that banks make, it would have to raise the money in the credit markets. In the credit markets, investors benchmark every potential investment against the so-called risk-free rate, which is generally considered to be the rate at which the U.S. government gets to borrow money since its ability to print money and tax U.S. citizens makes it very unlikely the government will ever default.  Since investors can lend money to the government at the risk-free rate, a non-bank corporation would have to pay its debtors the risk-free rate plus a premium based on the credit markets’ assessment of the extra risk they’re assuming.  To make matters worse, a prudent non-bank corporation would have to match the duration of its borrowings with the duration of its loans. In other words, if it made a four-year loan, it would have to raise four-year debt.  Unfortunately, borrowing money for longer raises the cost of debt, and, thus, this duration matching would narrow the profitability of the non-bank corporation’s borrowing and lending business further. It could try to raise two-year debt, but, since the loan it made was a four-year loan, it would have to “roll” the debt at the end of the two-year term, meaning it would have to convince the credit markets to let it borrow the money for two more years. If the credit markets were scared about the loans when the non-bank corporation needed to raise this financing, it may not be able to raise the money at profitable rates or even at all, which could cause the non-bank corporation to go bankrupt. Also, the borrowers would probably raise the cost of the two-year debt anyway to account for the risk that the non-bank corporation could potentially decide to make the four-year loan.

Contrast this experience with Wells Fargo’s and other banks’ experience. For a number of reasons, the most important of which being that the government guarantees their deposits up to $250,000 per account, banks are able to raise money at shorter durations and for a much cheaper price than non-bank corporations can. In fact, banks normally borrow money at below the risk-free rate. This scenario occurs

YCG Enhanced Fund

because of the combination of the government-guarantee with the value that banks provide to depositors through 1) the liquidity of their accounts, 2) the convenience of account access as a result of bank branches and online support, 3) the ability to manage numerous financial products all at the same place, and 4) the trust and comfort that develops between bankers and their customers.  Additionally, the nominal amounts of money that many customers have in their checking accounts and the hassle of switching banks makes many customers less focused on the interest rate they are being paid on their deposits. This structural funding cost advantage relative to other market participants can enable banks to earn returns significantly higher than their cost of capital over time. Unfortunately, some banks are not content to earn very good returns and take too much risk on their investment securities and loans or use too much leverage, leading them to subpar returns over a cycle and sometimes even to bankruptcy.

Given this industry backdrop, the reason we like Wells Fargo is because it has an even better structural funding cost than other banks, and it also has a strong culture of conservative risk management. The combination of these characteristics has historically enabled it to generate higher returns than other banks over economic cycles and, importantly, to be much more resilient in downturns.

First, on the funding side, the main differences between banks arise based on two factors: their success in 1) raising low cost deposits and 2) selling as many different products to each customer as possible. Wells Fargo is one of the best banks in the country at accomplishing these tasks, allowing it to achieve a lower funding cost than most of its competitors. This funding cost advantage is hard to overestimate. Because of its lower funding cost, Wells Fargo’s management feels much less pressure to stretch on credit standards when other banks are taking too much risk since it can earn similar returns on equity as other banks even with lower yielding loans and securities.

Additionally, Wells Fargo’s management has long cultivated a culture of conservative risk management and long term thinking. The best example of this culture is Wells Fargo’s experience during the Global Financial Crisis. Going into the financial crisis, Wells Fargo was a California-headquartered bank with an overwhelming focus on the western United States. Despite its very strong presence in many of the markets with the craziest credit behavior and the biggest resulting fallout (think California, Arizona, Nevada) and despite its heavy mortgage exposure, Wells Fargo’s more conservative credit culture and structurally advantaged funding cost enabled it to remain solidly profitable throughout the Global Financial Crisis. Moreover, because of Wells Fargo’s strong financial position and long term thinking, it actually used the crisis to strengthen its long term competitive advantages by acquiring the largely east coast bank Wachovia at a fire sale price when it was experiencing financial distress as a result of its poor credit underwriting in the mortgage market. This acquisition

YCG Enhanced Fund

gave Wells Fargo a national footprint and enabled it to consolidate its position in a number of product categories and markets, which has led to an even lower funding cost, more cross-selling opportunities, and more risk reduction as Wells Fargo’s exposure to any single geography is now lower.

Now that we’ve established the attractiveness of Wells Fargo’s business, how should we think about the return on investment from purchasing Wells Fargo’s stock? As of June 21, 2016, the stock trades at approximately 1.6x tangible book. It’s projected to earn a 14% return on its tangible equity (ROTE) over the next year. If it continues to earn this return indefinitely, then we believe Wells Fargo has the potential to achieve a forward rate of return of roughly 10.5% per year.

However, with interest rates as low as they are, much of Wells Fargo’s funding cost advantage is latent. As we discussed earlier, in a normal interest rate environment, Wells Fargo can borrow money from depositors at below the risk-free rate and then lend it out at the risk-free rate plus a small premium, earning it a big net interest margin. However, now that the short-term risk-free rate has dropped to basically zero, Wells Fargo has to invest at much lower rates but it can’t lower the interest rate it pays its depositors by the same amount since to pay depositors less than the risk-free rate would mean paying them less than zero percent. And that only works if you’re a government in Northern Europe! So, if interest rates rise, Wells Fargo will be able to earn a much wider net interest margin. If interest rates rise and if Wells Fargo is able to achieve a net interest margin of 4% versus its average net interest margin of 4.5% from 2006 to 2011 and its current rate of 2.9%, we estimate that the company would earn an 18% return on tangible equity, still well below the 23% ROTE it earned in 2006 and 2007. If this were to occur by 2023 and if Wells Fargo were able to earn this rate on average in subsequent cycles, then we estimate that the company has the potential to achieve a forward rate of return of roughly 12.5% per year.

Thus, in a base case, we believe we have the potential for an attractive return, and, in a case in which interest rates go up faster than expected, we believe we have the potential for an excellent return, which is a highly valuable dynamic given the composition of the rest of our portfolio. Since many of the businesses in our portfolio have such consistent cash flows, they, along with almost every other asset class, will experience some pressure on their earnings multiples in rising interest rate environments as the discount rate people use to value them goes up. Wells Fargo, along with our large holding in Schwab, thus can serve as a great interest rate hedge for the rest of the portfolio.

Of course, a critical question any good investor will always consider is, “What’s the downside?”  Given the amount of coverage the media devotes to the topic, one might reasonably surmise that low oil prices are the biggest problem facing the banks and the economy today. We would disagree with this assessment. Wells Fargo’s exposure

YCG Enhanced Fund

to energy loans is so small that we believe every one of them could go bad, and yet, all other things held constant, the company should still be profitable. Additionally, low oil prices should actually improve long term economic growth because energy is required to build factories, to grow crops, to heat homes, to power automobiles, and, for that matter, to engage in almost any activity. We therefore don’t believe low oil prices will materially affect our long term projected return for Wells Fargo.

On the other hand, if the United States were to go through a crisis of the same or greater severity as the Global Financial Crisis, then the return on our investment in Wells Fargo could be significantly worse than we anticipate. However, as we stated before, we think there is a strong tendency for investors and commentators to overestimate the probability of rare events that have recently occurred and are emotionally salient, and we believe the Global Financial Crisis is a case in point. Additionally, while this overestimation shows up even when the probability of an event remains constant over time, we believe the effect could be even greater in cases where the probability can change based on society’s reaction to the event. As a result of the Global Financial Crisis, the U.S. banking system has become much less levered, much more liquid, and much more constrained in its ability to make risky bets. Additionally, the U.S. consumer’s balance sheet is in its best shape in decades,2  home prices (the U.S. consumer’s largest asset) bottomed in 2012 and have been steadily rising ever since,3 and corporate balance sheets are healthy.4  While the government has certainly taken on more debt, many countries with far less diversity of industry and strength of innovation have a great deal more debt relative to their Gross Domestic Product yet have still avoided the dire outcomes prophesied by the financial cognoscenti, and, unlike the U.S., they aren’t in the incredibly advantageous position of being the world’s reserve currency. Lastly, because of Wells Fargo’s funding cost advantage, conservative risk management, long term focus, and systemic importance to the banking system, we believe the company is likely not only to survive future severe downturns but to thrive by using these tough periods as opportunities to grow their customer base, geographic footprint, and product offering.

In conclusion, we are thrilled to have recently had the opportunity to increase our position in Wells Fargo’s wonderful business franchise, and we hope to achieve favorable risk-adjusted returns in the vast majority of future economic scenarios.
_______________

[2]	See https://research.stlouisfed.org/fred2/series/HNONWPDPI and https://research.stlouisfed.org/fred2/series/FODSP
[3]	See http://www.zillow.com/home-values/
[4]	See http://blogs.reuters.com/breakingviews/2015/12/28/balance-sheets-will-get-more-unbalanced-in-2016/

YCG Enhanced Fund

Concluding Remarks

In our opinion, great investing requires the ability to value businesses, to understand why and when they get mispriced, and to assemble a portfolio of these mispriced businesses that is robust to a variety of economic scenarios. We believe we own a portfolio of stocks that meets these objectives. Most of our portfolio is in solid, market-leading, conservatively leveraged businesses, the vast majority of which have historically produced large amounts of cash flow in both good times and bad. We believe most of these businesses are likely to give us favorable risk-adjusted returns because they are too boring for the average investor, who is generally impatient, avaricious, and overconfident and thus attracted to more speculative stocks that promise the false allure of the quick score.  Additionally, we have supplemented this strong foundation with a few competitively advantaged cyclical companies such as Schwab, Richemont, and Wells Fargo that should generate higher forward returns than the rest of the portfolio. Even better, some of these stocks can also serve as a hedge on our portfolio if the current expectation of low interest rates persisting indefinitely proves incorrect.

We thank you for your trust and loyalty. Please don’t hesitate to call us if you have any questions or concerns. We appreciate the opportunity to serve you in any way we can.

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

YCG Enhanced Fund

The S&P 500 is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

Return on Equity is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of its net worth. Return on Equity is computed by dividing net earnings over a certain period by the average net worth of the company over that same period. ROE is sometimes called “return on net worth.”

Return on Investment is a performance measure used to evaluate the efficiency of an investment or to compare the efficiency of a number of different investments. It measures the amount of return on an investment relative to the investment’s cost. To calculate Return on Investment, the benefit (or return) of an investment is divided by the cost of the investment, and the result is expressed as a percentage or a ratio.

Tangible Book (also called Tangible Equity) is the total net worth of a company (called book value or equity) minus intangible assets and goodwill.

Return on Tangible Equity is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of its tangible net worth. Return on Tangible Equity is computed by dividing net earnings over a certain period by the average tangible net worth of the company over that same period. Return on tangible equity is sometimes called “return on tangible net worth.”

Cash flow is a measure of changes in a company’s cash account during an accounting period, specifically its cash income minus the cash payments it makes. All else being equal, we greatly prefer companies that have high “free cash flows,” which we define as the cash flow from operations that is left over after spending on maintenance capital expenditures and acquisitions that are required to protect the business. In other words, it’s the cash flow from operations that is free and clear to be distributed to shareholders in the form of dividends and share repurchases, and/or to be allocated towards ways to grow the existing business through means such as “growth” acquisitions or new capital expenditures, or simply pay down debt. Typically, we calculate this by looking at a normalized view of net income plus depreciation and amortization minus the maintenance capital expenditures and acquisitions that are required to protect the business, adjusted for often overlooked items such as pensions, stock option expenses, and leases.

Earnings growth is not a measure of the Fund’s future performance.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2016 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2016 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	12/01/2015 –
	12/1/2015	5/31/2016	5/31/2016
Actual	$1,000.00	$1,022.50	$6.62
Hypothetical (5% return
before expenses)	1,000.00	1,018.45	6.61

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2016 (Unaudited)

Percentage of
Net Assets
Colgate-Palmolive Co.	8.17%
Nestle SA – ADR	7.46%
PepsiCo., Inc.	7.10%
Aon PLC	5.65%
Procter & Gamble Co.	5.14%
Wells Fargo & Co.	5.06%
Unilever NV – ADR	5.00%
Mastercard, Inc. – Class A	4.94%
Cie Financiere Richemont SA – ADR	4.34%
MSCI, Inc.	4.28%
Total	57.14%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2016 (Unaudited)

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS – 84.46%

Banks – 5.06%
Wells Fargo & Co.	107,123	$5,433,279

Beverages – 9.10%
Coca-Cola Co.	48,319	2,155,027
PepsiCo., Inc.	75,379	7,626,094
		9,781,121

Capital Markets – 2.51%
The Charles Schwab Corp.	88,200	2,697,156

Diversified Financial Services – 5.28%
Berkshire Hathaway, Inc. – Class B (a)	7,640	1,073,725
MSCI, Inc.	57,630	4,598,298
		5,672,023

Food & Staples Retailing – 1.60%
CVS Health Corp.	17,855	1,722,115

Food Products – 10.61%
Nestle SA – ADR	108,464	8,015,489
The Hershey Co.	36,462	3,385,497
		11,400,986

Health Care Providers & Services – 3.38%
Anthem, Inc.	10,569	1,396,799
Express Scripts Holding Co. (a)	29,651	2,240,133
		3,636,932

Household Products – 13.31%
Colgate-Palmolive Co.	124,702	8,780,268
Procter & Gamble Co. (b)	68,071	5,516,474
		14,296,742

Insurance – 5.65%
Aon PLC	55,570	6,072,134

IT Services – 8.08%
Mastercard, Inc. – Class A	55,380	5,310,942
Western Union Co.	173,342	3,371,502
		8,682,444

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS – 84.46% (continued)

Media – 5.38%
Discovery Communications, Inc. – Class C (a)	92,569	$2,478,072
The Walt Disney Co.	14,382	1,426,982
Twenty-First Century Fox, Inc. – Class A	64,755	1,870,125
		5,775,179

Personal Products – 4.99%
Unilever NV – ADR	119,899	5,366,679

Professional Services – 1.38%
Verisk Analytics, Inc. (a)	18,634	1,479,353

Software – 2.90%
Microsoft Corp.	58,813	3,117,089

Textiles, Apparel & Luxury Goods – 5.23%
Cie Financiere Richemont SA – ADR	798,344	4,666,321
NIKE, Inc. – Class B	17,201	949,838
		5,616,159
TOTAL COMMON STOCKS
(Cost $77,196,664)		90,749,391
Total Investments (Cost $77,196,664) – 84.46%		90,749,391
Other Assets in Excess of Liabilities – 15.54%		16,690,939
TOTAL NET ASSETS – 100.00%		$107,440,330

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-Income Producing Security.
(b)	A portion of this security is pledged as collateral on options written. As of May 31, 2016, the value of collateral is $2,431,200.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2016 (Unaudited)

	Contracts	Value
CALL OPTIONS
Discovery Communications, Inc. – Class C
Expiration: June 2016; Exercise Price: $30.00	63	$788
Microsoft Corp.
Expiration: July 2016; Exercise Price: $55.00	105	5,040
Expiration: July 2016; Exercise Price: $57.50	105	840

PUT OPTIONS
Anthem, Inc.
Expiration: June 2016; Exercise Price: $140.00	19	17,337
Expiration: June 2016; Exercise Price: $145.00	27	38,138
Aon PLC
Expiration: June 2016; Exercise Price: $105.00	26	845
Express Scripts Holding Co.
Expiration: June 2016; Exercise Price: $70.00	17	306
Expiration: June 2016; Exercise Price: $72.50	16	640
Expiration: July 2016; Exercise Price: $72.50	22	2,530
Expiration: August 2016; Exercise Price: $72.50	158	30,099
Mastercard, Inc. – Class A
Expiration: July 2016; Exercise Price: $97.50	225	72,000
NIKE, Inc. – Class B
Expiration: July 2016; Exercise Price: $57.50	370	122,100
Expiration: July 2016; Exercise Price: $60.00	248	130,200
The Charles Schwab Corp.
Expiration: June 2016; Exercise Price: $27.00	42	525
Expiration: June 2016; Exercise Price: $28.00	1,010	10,100
The Walt Disney Co.
Expiration: June 2016; Exercise Price: $97.50	33	2,310
Expiration: July 2016; Exercise Price: $100.00	59	17,641
Expiration: July 2016; Exercise Price: $105.00	4	2,660
Twenty-First Century Fox, Inc. – Class A
Expiration: July 2016; Exercise Price: $28.00	48	2,400
Expiration: July 2016; Exercise Price: $30.00	496	72,416
Expiration: July 2016; Exercise Price: $31.00	34	7,650
Verisk Analytics, Inc.
Expiration: June 2016; Exercise Price: $75.00	170	3,400
Expiration: June 2016; Exercise Price: $80.00	214	29,425
Total Options Written (Premiums received $851,600)		$569,390

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2016 (Unaudited)

ASSETS:
Investments, at value (Cost $77,196,664)	$90,749,391
Cash	13,436,240
Receivable for Fund shares sold	18,123
Dividends and interest receivable	167,640
Deposits with brokers for options written	3,747,808
Prepaid expenses	30,732
Total Assets	108,149,934

LIABILITIES:
Options written, at value (Premiums received $851,600)	569,390
Payable for Fund shares redeemed	6,713
Payable to investment adviser	77,371
Other accrued expenses	56,130
Total Liabilities	709,604
NET ASSETS	$107,440,330

NET ASSETS CONSIST OF:
Capital stock	$91,909,034
Undistributed net investment income	311,974
Undistributed accumulated net realized gain	1,384,385
Net unrealized appreciation
Investments	13,552,727
Written options	282,210
Total Net Assets	$107,440,330
Shares outstanding (unlimited shares of no par value authorized)	7,813,731

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$13.75

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 90 days of purchase. See Note 2h.

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$952,863
Total investment income	952,863
EXPENSES:
Investment advisory fees	490,440
Shareholder Service fees	29,626
Administration fees	21,677
Compliance fees	20,172
Transfer agent fees and expenses	17,151
Federal and state registration fees	15,861
Accounting fees	13,065
Legal fees	9,546
Audit and tax fees	7,904
Trustee fees and expenses	7,316
Custody fees	5,341
Insurance fees	5,307
Reports to shareholders	4,173
Miscellaneous expenses	1,330
Total expenses before reimbursements/recoupments	648,909
Expense reimbursement by investment advisor (See Note 5)	(8,020)
Net Expenses	640,889
NET INVESTMENT INCOME	311,974
REALIZED AND UNREALIZED GAIN:
Net realized gain on
Investments	775,576
Options written	609,485
Total	1,385,061
Net change in unrealized appreciation on
Investments	718,452
Options written	72,089
Total	790,541
Net realized and unrealized gain on investments	2,175,602
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,487,576

(1)	Net of $45,578 in foreign withholding taxes.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months
	Ended
	May 31, 2016	Year Ended
	(Unaudited)	November 30, 2015
OPERATIONS:
Net investment income	$311,974	$381,885
Net realized gain on investments
and options written	1,385,061	1,584,959
Net change in unrealized
appreciation (depreciation) on
investments and options written	790,541	(102,042)
Net increase in net assets
resulting from operations	2,487,576	1,864,802

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,932,598	13,734,345
Proceeds from reinvestment of distributions	1,865,833	3,414,124
Redemption fees	2,478	2,586
	20,800,909	17,151,055
Payments for shares redeemed	(3,420,917)	(10,164,365)
Net increase	17,379,992	6,986,690

DISTRIBUTIONS PAID FROM:
Net investment income	(381,885)	(357,083)
From net realized gains	(1,584,932)	(3,066,482)
Total dividends and distributions	(1,966,817)	(3,423,565)

TOTAL INCREASE IN NET ASSETS	17,900,751	5,427,927

NET ASSETS:
Beginning of period	89,539,579	84,111,652
End of period (including undistributed
net investment income of
$311,974 and $381,885)	$107,440,330	$89,539,579

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,406,391	1,025,463
Issued in reinvestment of distributions	137,396	255,932
Shares redeemed	(253,360)	(767,653)
Net increase	1,290,427	513,742

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	Six-Months
	Ended		Year Ended		December 28, 2012(1)
	May 31, 2016		November 30,		through
	(Unaudited)		2015	2014	November 30, 2013
NET ASSET VALUE:
Beginning of period	$13.73		$14.00	$12.57	$10.00

OPERATIONS:
Net investment income	0.04		0.06	0.07	0.05
Net realized and unrealized gain
on investment securities	0.27		0.24	1.61	2.52
Total from investment operations	0.31		0.30	1.68	2.57
Redemption fee proceeds	—	(2)	— (2)	— (2)	—	(2)
Dividends from net
investment income	(0.06)		(0.06)	(0.08)	—
Dividends from net realized gains	(0.23)		(0.51)	(0.17)	—
Total distributions	(0.29)		(0.57)	(0.25)	—

NET ASSET VALUE:
End of period	$13.75		$13.73	$14.00	$12.57

TOTAL RETURN	2.25	%(3)	2.25%	13.58%	25.70	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets; end of period (000’s)	$107,440		$89,540	$84,112	$50,433
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.31	%(4)(5)	1.39%	1.39%	1.39	%(4)
Expenses excluding
reimbursement (recapture)	1.32	%(4)	1.32%	1.38%	1.70	%(4)
Net investment income including
reimbursement (recapture)	0.63	%(4)	0.43%	0.55%	0.59	%(4)
Net investment income excluding
reimbursement (recapture)	0.62	%(4)	0.50%	0.56%	0.28	%(4)
Portfolio turnover rate	17.43	%(3)	18.49%	25.46%	9.21	%(3)

(1)	Date of inception.
(2)	Amount represents less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	See Note 5.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited)

1. ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under Declarations of Trust dated September 4, 2012.  The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended.  The Trust consists of one series, YCG Enhanced Fund (the “Fund”).  The Fund is classified and operates as a non-diversified fund under the 1940 Act.  The Fund commenced operations on December 28, 2012.  The Fund’s investment adviser is YCG, LLC (the “Adviser”).  There are an unlimited number of authorized shares.  The investment objective of the Fund is to maximize long-term appreciation with reasonable investment risk.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(b) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as NASDAQ are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2016 (Unaudited)

which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$90,749,391	$—	$—	$90,749,391
Liabilities
Other Financial
Instruments**
Options Written	$569,390	$—	$—	$569,390

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.  There were no transfers between levels during the period.

It is the Fund’s policy to consider transfers between levels as of the end of the reporting period.

c) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2016 (Unaudited)

purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of May 31, 2016, the Fund held securities with a value of $2,431,200 and cash of $3,747,808 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities – Values of Derivative Instruments as of May 31, 2016

	Liability Derivatives
Derivatives not
accounted for
as hedging
instruments	Location	Value
Equity Contracts – Options	Options written, at value
Total		$569,390

The effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2016

Amount of Realized Gain on		Change in Unrealized Appreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Options	as hedging	Options
instruments	Written	instruments	Written
Equity Contracts	$609,485	Equity Contracts	$72,089

The average monthly value of options written during the period ended May 31, 2016 was $640,023.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2016 (Unaudited)

See Note 4 for additional disclosure related to transactions in options written during the period.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2016:

Liabilities				Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$569,390	$ —	$569,390	$ —	$569,390	$ —

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2016 (Unaudited)

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

d) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  As of and during the six months ended May 31, 2016, the Fund did not have any liabilities for unrecognized tax benefits.

e) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

f) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

g) Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

h) Redemption Fee – Those who buy and sell the Fund within 90 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2016 (Unaudited)

i) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2016, Charles Schwab & Co., Inc. held 26.41% of the outstanding shares of the Fund.

j) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3. INVESTMENT TRANSACTIONS

For the period ended May 31, 2016, the aggregate purchases and sales of securities, excluding short-term securities, were $24,175,877 and $14,781,294 for the Fund.  For the period ended May 31, 2016, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4. OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the period ended May 31, 2016, in the Fund were as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/15	$585,117	2,450
Options written	1,853,743	8,037
Options exercised	(156,905)	(566)
Options expired	(960,752)	(4,322)
Options closed	(469,603)	(2,088)
Outstanding at 05/31/16	$851,600	3,511

See Note 2 for additional disclosure related to transactions in options written during the period.

5. INVESTMENT ADVISORY AGREEMENT

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2016 (Unaudited)

Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%. In addition to the lifetime limit, effective April 1, 2016, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.19% at least through April 1, 2017. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those  expenses incurred not more than one year prior to the date of reimbursement (2) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (3) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account.  During the period ended May 31, 2016, the Fund reimbursed $15,866 of previously waived expenses to the Adviser.  As of May 31, 2016, expenses of $23,886 are subject to recoupment by the Adviser, expiring during the year ended November 30, 2019.

Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2016 (Unaudited)

6. SERVICE AND CUSTODY AGREEMENTS

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

7. NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

8. FEDERAL TAX INFORMATION

As of November 30, 2015, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$67,183,592
Gross unrealized appreciation	14,319,573
Gross unrealized depreciation	(1,485,431)
Net tax unrealized appreciation (depreciation)	12,834,142
Undistributed ordinary income	1,329,211
Undistributed long-term capital gains	637,488
Accumulated earnings	1,966,699
Other accumulated gains (losses)	209,696
Total accumulated earnings	$15,010,537

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and the recognition of gains on certain foreign investments.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended November 30, 2015, there were no post-October or late-year losses.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2015, 59% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2015, 83% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

3. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the web site of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2016 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov, and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC.  Information regarding the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Portfolio holdings of the Fund may also be obtained from the Fund’s website at www.ycgfunds.com under the tab “Fund”.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

5. SPECIAL MEETING OF SHAREHOLDERS

On March 14, 2016, a special meeting of shareholders of the YCG Enhanced Fund was held at the offices of YCG, LLC for the purpose of approving the removal of the Fund’s fundamental diversification policy and approving the adjournment of the special meeting to permit further solicitation of proxies.

Below are the voting results from the special meeting of the Fund:

	For	Against	Abstain
Removal of the Fund’s fundamental
diversification policy	4,440,396	1,742	3,350
Adjournment of the special meeting to
permit further solicitation of proxies	4,432,135	10,383	2,968

 (This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX  78738

Chief Compliance Officer
Vigilant Compliance, LLC
Gateway Corporate Center
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA  19317

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI  53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

This report is submitted for the general information of shareholders of the
YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)* /s/ Brian A. Yacktman
  Brian A. Yacktman, President

Date 07/26/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian A. Yacktman
  Brian A. Yacktman, President

Date 07/26/2016

By (Signature and Title)* /s/ William D. Kruger
  William D. Kruger, Treasurer

Date 07/25/2016

* Print the name and title of each signing officer under his or her signature.